SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934






Date of Report (Date of earliest event reported) April 16, 2001
                                                ---------------

                         Bristol Retail Solutions, Inc.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                     0-21633                      58 2235556
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File              (IRS Employer
    or incorporation)               Number)                  Identification No.)


                  1437 South Jackson, Seattle, Washington 98144
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          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code  (949) 475-0800
                                                   ---------------

          5000 Birch Street, Suite 205, Newport Beach, California 92660
          -------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5.  Other Events.
         -------------

         Effective April 16, 2001, Bristol Retail Solutions, Inc. (the "Company") accepted the resignation of David Kaye as president and director. To date, the Company has not named a new president nor filled the vacancy on the board of directors. The Company will begin a search for a new president.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BRISTOL RETAIL SOLUTIONS, INC.


                                        By: /s/ Lawrence Cohen
                                            ------------------------------------
                                              Lawrence Cohen
                                              Chairman of the Board of Directors

DATED: April 25, 2001



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